Streamline Innovate Grow INVESTOR PRESENTATION August 7, 2019 Exhibit 99.1

This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including the expected benefits of the Nexeo acquisition, are subject to known and unknown risks and uncertainties, many of which may be beyond our control, including the risks and uncertainties described under the caption “risk factors” in the Company’s most recent annual report on Form 10K. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "outlook," "guidance," “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” "to achieve," "targets" or “continue” or the negatives or variations of these terms. Forward-looking information contained in this presentation is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. These non-GAAP financial measures include gross profit, gross margin, Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted net income. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. Forward-Looking Statements Regulation G: Non-GAAP Measures

About Univar Solutions

We are a leading global chemical and ingredient distributor and provider of specialty services

- Purchase chemicals from thousands of producers and warehouse, repackage, blend, dilute, transport and sell those chemicals worldwide

Nimble and resilient regardless of market conditions

Premier Supplier Partners

Ingredion, Dow, Eastman, Olin, Cargill, Shell, novozymes, ExxonMobil

Diverse Customer Base

Top 10 customers represent **~10% of sales**

Asset Light Model

10-year average capex/sales **of 1.2%**

Diverse End Markets

No end market represents more than **~20% of sales**

1) Amounts do not include Nexeo Plastics
2) *Source*: internal industry analysis.

Net Sales by Region[1]

#1 market position in Canada[2]

CANADA 13%

EMEA 19%

#2 market position in Europe[2]

U.S. 64%

#1 market position in the U.S.[2]



LATAM 4%

Univar Solutions

3

© 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Our Corporate History: A 95 year old "New" Company

1920 ••• 1980 ••• 2000 — 2005 — 2010 — 2015 — 2019

1924 Founded as a brokerage business

1986 Acquired McKesson Chemical Corporation, solidifying U.S. presence and making us the **largest chemical distributor in North America**

2001 Continued **expansion into Europe** through acquisition of Ellis & Everard

2007 Acquired ChemCentral, enabling us to **improve market share and operational efficiencies** in North America

2010 Acquired Basic Chemical Solutions ("BCS"), enhancing our ability to provide value in the company / chemical end-users supply chain, strengthen global sourcing capabilities, and **expand our inorganic chemicals presence**

2011 Completed acquisition of chemical distributor Quaron, **complementing our European foothold** in specialty chemicals with expanded product portfolio and increased logistical capability

2013 Expanded presence in Mexico with the acquisition of Quimicompuestos, making us a **leading chemical distributor in the market**

April 2015 Acquired Key Chemical, Inc., one of the largest distributors of fluoride to municipalities in the U.S., **expanding our offerings into the municipal and other industrial markets**

June 2015 Oversubscribed IPO and concurrent private placement resulted in approximately $760 million net proceeds, used to pay the remaining principal balance of Senior Subordinated Notes; **began trading on NYSE**

September 2018 Announced agreement to acquire Nexeo Solutions to create the **largest North American sales force, broadest product offering, and most efficient supply chain** in the industry

March 2019 Completed acquisition of Nexeo Solutions and April sale of Nexeo's Plastics Distribution Business, enabling a **concentration on core chemical distribution** and **opportunities created** by the Nexeo Solutions and Univar combination

Univar Solutions

4

© 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Chemical Distribution Industry Overview

- Historically viewed as a channel to reach smaller customers but increasingly becoming critical to larger manufacturers
- High number of small, local participants
- Industry-wide underinvestment in software and digitization
  - Advanced ERP expected to simplify logistics and reduce complexity and costs

Global Third-Party Chemical Distribution (1)


Univar Solutions
Brenntag
IMCD
$200B+

Top three distributors account for ~10% of the market

Univar Solutions: Attractive Growth Drivers

Market Growth
GDP | Industrial production

Digitization
Expand reach | Lower cost to serve

Industry Consolidation
Highly fragmented | Driven by suppliers and customers

Sales Force Effectiveness
Highly trained | Compensation aligned with profitable growth

Regulatory
Increasing complexity | Barriers to entry

Outsourcing with Key Value Suppliers
Supplier driven | Underpenetrated addressable chemicals market

1) *Source*: internal industry analysis

Univar Solutions
5
© 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Diversified End Markets Provide Stability of Earnings and Cash Flow Note: Based on 2018 Net Sales for legacy Univar and Nexeo businesses; excluding divested Nexeo Plastics business. “Other” represents markets where we had less than 2% Net Sales in 2018. (1) Comprised of multiple sub end markets, including: Coatings & Adhesives, Color & Compound, Industrial Markets, and Paint & Coating

Multi-channel Go-to-Market Model Differentiates Univar Solutions We connect with our customers through three interdependent channels that leverage our capabilities and deliver high value through Univar Solutions teams that possess specialized knowledge and expertise Local Chemical Distribution We are experts in understanding local geographic markets and our customers’ needs and challenges in those markets Focused Industries We are dedicated to serve select industries and the technical needs and growth opportunities unique to each market Bulk Chemical Distribution We help address the unique challenges of sourcing and delivering large-volume commodity chemicals Supported by Digital and Supply Chain Platform

Customer Value Proposition Enhanced digital offerings and reduced cost of service will strengthen bonds with customers and suppliers and increase profitability over the long-term Simplified, safe, and reliable sourcing for a lower total cost of service Chemical distribution is hazardous and highly regulated Industry leading safety and security ratings Lack of software adoption with near zero inventory visibility Continued investments in digitization unlocks customers’ ability to better manage inventory and operational efficiency Highly fragmented distribution partners often chosen by local plant managers Nationwide scale can provide a lower cost of service and reduced vendor list Customer Challenges Univar Solutions

Our Growth Plan Grow Market Increase Share Value-based pricing Mix enrichment Warehouse and logistics productivity Improve Margins Sales force effectiveness Leverage scale Improve customer satisfaction Win new product authorizations Technical solutions centers Grow with strategic partners Accelerate Digitization with Customers, Suppliers and Back-end Processes

Nexeo Solutions Acquisition

- Nexeo Solutions, previously a key competitor for Univar, was acquired in February 2019
- Total purchase price of $1.2 billion, excluding the divested Nexeo Plastics business

Sales by Geography (1)



Mexico
Canada
US

Long-Standing Diverse Customer Base
(top 5 <10% chemical sales)

- Industry leading service
- Comprehensive product portfolio to upsell and cross-sell
- Differentiated customer experience
- Solutions provider
- Complementary go to market strategy

2018 Sales $2.1billion (2)

Modern, Scalable IT Infrastructure

- Integrated system built on SAP
- Improves customer service through inventory/asset tracking, real-time order management systems
- Similar to platform and infrastructure to Univar EMEA

2018 Adj. EBITDA $127 million (2)*

Extensive Network and Footprint

- 50+ facilities in North America
- ~350 tractors and ~1,450 trailers in North America
- ~300 trained salesforce

$120 million (3)

Expected Operating Cost Synergies

- $150 million of cost savings, less $30 million of customer and supplier dis-synergies by March 2022 (3 years after transaction close)
- Facilities consolidation, G&A rationalization, information technology, indirect procurement, and miscellaneous savings

Long-term incentive plan for 2019 revised to include ROIC and a modifier tied to synergies achieved

1) Nexeo Fiscal Year Ended September 30, 2018; excluding divested Plastics business; other geographies account for less than 1% of Net Sales.
2) Excludes divested Plastics business; pro-forma for legacy Univar Fiscal Year Ended December 31, 2018 per 8-K.
3) Projected as of August 7, 2019; expected to be realized three years after acquisition close date of Feb 28, 2019

* Non-GAAP financial measure; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure.

UnivarSolutions

10

© 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Nexeo Integration Leaders Proven management team with significant integration and business transformation experience Brian Herington Chief Commercial Officer Track record of strategic, operational, and commercial accomplishments As part of the GE Plastics leadership team, closely involved with acquisition and integration when Sabic acquired GE Plastics Led integration efforts after the acquisition of Thomas & Betts North America by ABB Jen McIntyre Chief Integration Officer Led Univar’s extensive warehouse and logistics operational improvements Track record of improving customer experience while driving efficiency across the supply chain Deep operational experience in the chemical industry; building high performance teams David Jukes Chief Executive Officer More than 35 years of experience in chemical and plastics distribution Recognized for leadership and business acumen including President of Univar UK, President of Univar EMEA, and President of Univar USA and Latin America Proven record of successfully integrating and leading businesses through organic and M&A growth Carl Lukach Chief Financial Officer Successfully led the financial aspects of Univar’s IPO in June 2015 and subsequent debt refinancing Held a number of senior financial and commercial leadership positions at E.I. DuPont de Nemours & Company Track record of managing businesses and functions across geographies to deliver superior results, including multiple M&A transactions

Strategic Priorities We will continue to streamline, innovate, and grow, redefining chemical distribution to achieve our vision of being the most valued chemical and ingredient distributor on the planet Simplify business processes, eliminate bottlenecks and structurally reduce our cost base to improve our value proposition for customers Accelerate the development of our digital platform from the foundation of Univar and Nexeo’s complementary IT capabilities Continue growth through improvement in the execution of our sales force, emphasis on focused industries, and contributions from Nexeo Streamline Innovate Grow

Strategic Priority: Streamline to Reduce Cost of Service Rationalizing the footprint Leveraging scale Removing redundancies within processes Eliminating bottlenecks Improving asset utilization Becoming more flexible and agile Fostering a world-class supply chain that will drive higher returns and eliminate waste $120 million(1) In annual operating net cost synergies: $15 million(1) in annual CapEx savings: Optimizing our facilities network and assets, IT, and infrastructure Consolidating both companies' business support functions Consolidating maintenance CapEx spend Leveraging Nexeo's existing IT investments Nexeo Solutions projected acquisition benefits: Streamlining to create a sustainable competitive advantage and a win-win for customer and supplier partners Opportunity to structurally reduce costs through: expected expected Projected as of August 7, 2019; expected to be realized three years after acquisition close date of Feb 28, 2019.

Strategic Priority: Innovate to Enhance Service Offering with Software Offers customers industry-leading e-commerce capabilities Enhances supply chain transparency and efficiency Allows for improvement in customer service areas, such as inventory order management Analytics drive cross-sell and next-product-to-sell strategies Combined global digital capabilities Univar Solutions Univar and Nexeo’s complementary IT capabilities serve as a foundation to accelerate the digital platform Financial systems & ERP platform Nexeo State-of-the art ERP platform in NA with an architecture nearly identical to Univar EMEA Benefits of increased digitization E-commerce & digital capabilities Univar State-of-the art ERP platform developed for EMEA Accelerated time to market, reduced implementation risk and CapEx spending

Strategic Priority: Grow Through Improved Sales Force Efficiency Nexeo transaction increases benefits from ongoing sales force transformation Key learnings from Nexeo’s sales force transition being applied Deeper sales force penetration and market research Expedited shift from transactional to consultative sales Re-energized sellers with potential to grow their business Reduced sales force attrition for both Univar and Nexeo Streamlined back end processes Additional capacity for prospecting new business Maintaining sales force of combined companies will create an estimated 20-25% free capacity to grow and sell to new customers Larger opportunity pipelines for sellers Increased calls to customers +20-25% since beginning of sales force transformation Higher close rates and delivered gross profit dollars Better brand stewards and advocates for supplier partners Benefits of Sales Force Training Programs

Strategic Priority: Grow in Focused Industries With new strength and scale in our portfolio, we are well-positioned within our focused industries Unmatched sales force execution, brand advocacy and price stewardship Enhanced go-to-market strategy combining in-depth experience with a global reach and local focus State-of-the-art solution centers worldwide Broad knowledge and a deep, combined legacy Univar / Nexeo product portfolio that reflect market demand and emerging trends Two new focused industries in the U.S. Food ingredients Personal care Pharmaceutical ingredients Coatings, adhesives, sealants, and elastomers (“CASE”) Home care and industrial cleaning Lubricants and metalworking

6 Key Metrics to Gauge Our Progress Gross Profit $ * Non-GAAP financial measures; see appendix for definitions page Growth (1) Adjusted EBITDA $* Cash Flow $ Return on Capital* Leverage* Synergy Capture Growth Stable FCF*; counter-cylical nature reduces risk Asset light model and rising, attractive ROIC Lower leverage provides strength and flexibility Enhances profitability; improves competitive position The Company assesses gross profit dollar growth performance by account, customer, and operating segment. Metric Investors Should Expect

Long-Term Growth in Adjusted EBITDA* and Margins* Compounded Adjusted EBITDA growth rate of ~8% since 2005 exceeds GDP growth $ millions Non-GAAP financial measures; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure. Note: Numbers for 2012 and prior years have not been retrospectively adjusted for the retirement benefit restatement, ASU 2017-07.

Performance in a Downturn Semi-variable cost structure limits financial downside during a downturn Peak Adjusted EBITDA* Decline: -12.0% Duration of Downturn: 4 quarters Duration Until Full Recovery: 4 quarters $ millions 2006 2007 2008 2009 2010 2011 Post-crisis trough Full recovery * Non-GAAP financial measure; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure. * Note: figures show LTM Adjusted EBITDA.

Resilient Operating Cash Flow Cash flow generation is resilient through various market environments – including 2009 $ millions Note: Numbers for 2012 and prior years do not reflect retrospective reclassification for ASU 2016-15.

Legacy Univar results; ROIC calculated as LTM Adjusted Net Income divided by Net Assets Deployed. Return on Invested Capital Asset light business model drives attractive Return on Invested Capital (1) We expect continued ROIC increase as value capture program progresses * Non-GAAP financial measure; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure.

Leverage ratio represents Net Debt / Adjusted EBITDA As of Q2 2019; includes swaps Leverage Consistent de-leveraging and improving credit quality Net Debt and Leverage Ratio (1) * Upgraded by Moody’s and S&P to Ba3/BB in Feb 2019 WACD (2): 4.4% % Floating (2): 22% % Fixed (2): 78% Additional debt metrics: Upgraded by Moody’s to B2 following equity IPO in June 2015 * Non-GAAP financial measure; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure.

Capital Allocation Capital is deployed to drive profitable growth and maximize returns on investment Goal to reduce leverage to less than 3.0x * Weighted average cost of debt: 4.4%(1) Strengthen Balance Sheet As of Q2 2019; includes swaps As of Q2 2019 2024 maturities comprised of : $398 Euro TLB, $1,302 North America ABL Commitment, $398 North America ABL Facility Outstanding, $1,683 USD TLB Debt Maturities (2) $ millions Debt Repayments Reinvest in the Business Increased investment in digitization Improving sales force effectiveness Divestments Thorough portfolio review to determine value maximization Opportunistic Acquisitions Evaluate bolt-on acquisitions with high ROIC potential (3) * Non-GAAP financial measure; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure.

Global Sustainability Goals Univar Solutions’ global sustainability goals, first set out in 2017, remain the cornerstone of incorporating sustainability into our strategy and growth plans. These goals, focusing on our six key areas of responsibility, run to 2021 with performance evaluated through our specific, measurable, achievable, realistic, and time-bound targets. Our performance in 2018 was strong and we are confident in our ability to deliver further meaningful improvements across our areas of focus to achieve our 2021 goals. Energy & Emissions Minimize environmental impact by reducing energy usage and associated emissions Resource Use Embed the principles of advancing the circular economy into our practices globally Responsible Handling Protect our people, communities, and environment by leading a “Zero Release” culture to minimize major releases Safety Continuously improve our proud safety record, protecting our workforce and demonstrating we are serious about safety Sustainable Supply Chain Lead on transparency in the supply chain as we responsibly manage and influence the environmental and social impact of our suppliers Equality & Diversity Demonstrate our commitment to providing equal opportunities to all employees through training, education, and reporting

Appendix & Regulation G

Semi-Variable Operating Costs Selling Commissions (variable), headcount (semi-variable) Administrative Rent & utilities (fixed), salaries (fixed; fluctuates with inflation) Warehouse Fixed (fluctuates with inflation) Outbound Freight & Handling Variable Core Components of Operating Expenses Enables us to adjust our cost base quickly if economic conditions change

Definitions Adjusted EBITDA – Adjusted EBITDA is defined as consolidated net income (loss), plus the sum of net (loss) income from discontinued operations, interest expense, net of interest income, income tax expense (benefit), depreciation, amortization, other operating expenses, net (which primarily consists of employee stock-based compensation expense, restructuring charges, other employee termination costs, acquisition and integration related expenses, and other unusual or non-recurring expenses), loss on extinguishment of debt and other (expense) income, net (which consists of gains and losses on foreign currency transactions and undesignated derivative instruments, non-operating retirement benefits, and other non-operating activity). Adjusted EBITDA Margin - Adjusted EBITDA divided by external net sales. Adjusted EPS - Adjusted net income divided by diluted weighted average shares outstanding. Adjusted net income excludes the same items that are excluded from Adjusted EBITDA, except for the stock-based compensation expense and non-operating retirement benefits. Conversion Ratio - Adjusted EBITDA divided by gross profit. Delivered Gross Profit – Gross profit (exclusive of depreciation) less outbound freight and handling. Gross Profit – Net sales less cost of goods sold (exclusive of depreciation). Gross Margin - Gross profit divided by external net sales. Leverage - Net debt divided by trailing 12 month Adjusted EBITDA; as defined in the Company's credit agreements, excluding the impact of synergies. Net Assets Deployed - Average net working capital (trade accounts receivable plus inventory less trade accounts payable) plus average net property, plant & equipment. Calculation excludes goodwill. Net Debt - Total debt (long-term debt, inclusive of debt discount and unamortized debt issuance costs, plus short-term financing) less cash and cash equivalents. Return on Invested Capital - Last twelve months (LTM) Adjusted net income divided by net assets deployed.

Reg. G: Non-GAAP Reconciliations (2005 – 2012) 2005-2012 numbers have not been retrospectively adjusted for ASU 2017-07, Do not include retirement benefit restatement adjustments for pension and other post retirement benefits interest cost, expected return on assets, and prior service credits. 2005-2012 do not include retirement benefit restatement adjustments for pension and other post retirement benefits mark to market gain/loss, curtailments, and settlements.

Reg. G: Non-GAAP Reconciliations (2013 – 2018) Retirement benefit restatement adjustments for 2013-2018 include pension and other post retirement benefits interest cost, expected return on assets, and prior service credits. Retirement benefit restatement adjustments for 2013-2018 include pension and other post retirement benefits mark to market gain/loss, curtailments, and settlements.

Reg. G: Non-GAAP Reconciliations (2016 – 2018) $ millions Calculation based on dilutive share count. Reconciling items represent items disclosed in other operating (income) expenses, net included in the 10Q/10K, excluding stock based compensation. Total provision for (benefit from) income taxes reconciles to the amount reported in the Consolidated Statement od Operations for each respective period. Tax on reconciling items is calculated using the effective tax rate adjusted for discrete and similar items. Immaterial differences may exist in summation of per share amounts due to rounding.